UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2020

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director David M. Mott

On June 14, 2020, the Board of Directors (the “Board”) of Novavax, Inc. (the “Company”) appointed David M. Mott to the Company’s Board, effective on June 16, 2020. Mr. Mott will serve as a Class II director and his term will expire at the Company’s 2021 annual meeting of stockholders. The Board also appointed Mr. Mott to serve on the Board’s Compensation Committee. Mr. Mott will receive an annual retainer of $40,000 for his service on the Board and an annual retainer of $7,500 for his service on the Compensation Committee. Mr. Mott was granted a stock option award of 8,000 shares of Company common stock under the Company’s Amended and Restated 2015 Stock Incentive Plan, as amended.

There is no arrangement or understanding between Mr. Mott and any other person pursuant to which Mr. Mott was selected as a director. The Board has affirmatively determined that Mr. Mott is independent. In advance of joining the Board, Mr. Mott agreed to purchase 32,916 shares of Company common stock directly from the Company in a sale exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant Section 4(a)(2) thereunder, at a purchase price of $45.57 per share, resulting in Mr. Mott’s total ownership of 64,961 shares of Company common stock following such purchase. He has no other material direct or indirect interest in a related party transaction that requires disclosure.

Mr. Mott and the Company have entered into an indemnification agreement (the “Indemnification Agreement”) which will provide indemnification protection for Mr. Mott in connection with his service as a director of the Company. The Indemnification Agreement is substantially similar to the form filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 16, 2010 and incorporated herein by reference.

On June 16, 2020, the Company issued a press release announcing Mr. Mott’s appointment to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement entered into between the Company and its directors and officers (Incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (File No. 000-26770), filed on March 16, 2010).

99.1	Press release of the Company, dated June 16, 2020, regarding the appointment of David M. Mott to the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: June 18, 2020	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Senior Vice President, General Counsel and Corporate Secretary